UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009

CHINA ELITE INFORMATION CO., LTD

 (Exact Name of Registrant as Specified in Charter)

British Virgin Islands	000-25591	11-3462369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o DeHeng Chen, LLC, 225 Broadway, Suite 1910, NY, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 608-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On March 18, 2009, Clancy and Co., P.L.L.C. (“Clancy”), the Registrant’s independent registered public accountants, notified the Registrant that it has resigned as the Registrant’s independent auditors effective as of March 17, 2009.

Except as hereinafter described, the reports of Clancy for the years ended November 30, 2008 and November 30, 2007 and the period from inception (December 19, 1997) to November 30, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  Notwithstanding the foregoing, the audit report of Clancy on the financial statements for the years ended November 30, 2008 and November 30, 2007 and the period from inception (December 19, 1997) to November 30, 2008 did, however, contain an explanatory paragraph relating to (i) the uncertainty of the Registrant’s ability to continue as a going concern and (ii) Clancy’s reliance on a prior auditors’ report with respect to the cumulative data from inception to November 30, 2003 in the statements of stockholders’ deficiency, operations and cash flows, which were audited by such prior auditors and whose report, dated December 22, 2003, expressed an unqualified opinion on the cumulative amounts.

During the Registrant’s two most recent fiscal years and the interim period from the end of the last fiscal year to the date of resignation, there were no disagreements with Clancy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Clancy would have caused it to make reference to such disagreements in its reports.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended November 30, 2008 and November 30, 2007, and through the date of this Form 8-K.

The Registrant provided Clancy with a copy of this Current Report on Form 8-K before it was filed and requested that Clancy furnish the Registrant with a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in this Current Report. A copy of the letter dated March 23, 2009, furnished by Clancy in response to that request, is filed as Exhibit 16.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Clancy and Co., P.L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELITE INFORMATION CO., LTD.

By:	/s/ Li Kin Shing
Li Kin Shing
President and Chief Executive Officer

Dated: March 23, 2009